UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 9, 2004

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-8625 (Commission File Number)	95-3885184 (IRS Employer Identification No.)

550 S. Hope Street, Suite 1825, Los Angeles, California (Address of Principal Executive Offices)	90071 (Zip Code)

Registrant’s telephone number, including area code (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 2.02. Results of Operations and Financial Condition.

     On November 9, 2004, Reading International, Inc. issued a press release announcing information regarding its results of operations and financial condition for the quarter ended September 30, 2004, a copy of which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release issued by Reading International, Inc. pertaining to its results of operations and financial condition for the quarter ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: November 16, 2004	By:	/s/ Andrzej Matyczynski

	Name:	Andrzej Matyczynski
	Title:	Chief Financial Officer